------------------------------------------------------------------

DIRECTORS                   OFFICERS
Barton M. Biggs             James W. Grisham
CHAIRMAN OF THE BOARD       VICE PRESIDENT
  Chairman and Director,    Michael F. Klein
  Morgan Stanley Asset      VICE PRESIDENT
  Management Inc. and       Harold J. Schaaff, Jr.
  Morgan Stanley Asset      VICE PRESIDENT
  Management Limited;       Joseph P. Stadler
  Managing Director,        VICE PRESIDENT
  Morgan Stanley & Co.      Valerie Y. Lewis
  Incorporated; Director,   SECRETARY
  Morgan Stanley Group      Karl O. Hartmann
  Inc.                      ASSISTANT SECRETARY
Frederick B. Whittemore     James R. Rooney
VICE-CHAIRMAN OF THE        TREASURER
BOARD                       Joanna M. Haigney
  Advisory Director,        ASSISTANT TREASURER
  Morgan Stanley & Co.
  Incorporated
Warren J. Olsen
DIRECTOR AND PRESIDENT
  Principal, Morgan
  Stanley Asset
  Management Inc. and
  Morgan Stanley & Co.
  Incorporated
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards &
O'Neil LLP
Andrew McNally IV
Chairman and Chief
Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and
CEO, Pinacle L.L.C.
Fergus Reid
Chairman and Chief
Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or acccompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            LATIN AMERICAN PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 42.49% for the Class A shares and 36.55% for the Class B shares, as compared to a total return of 18.65% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index. The average annual total return for the twelve months ended September 30, 1996 and for the period from inception on January 18, 1995 through September 30, 1996 was 32.37% and 16.74%, respectively, for the Class A shares, as compared to 14.28% and 5.26%, respectively, for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
----------------------------------------------------

                                                TOTAL RETURNS(2)
                                       -----------------------------------
                                                                 AVERAGE
                                                                 ANNUAL
                                                      ONE         SINCE
                                          YTD        YEAR       INCEPTION
                                       ---------  -----------  -----------
PORTFOLIO--CLASS A...................      42.49%      32.37%       16.74%
PORTFOLIO--CLASS B(3)................      36.55         N/A          N/A
INDEX................................      18.65       14.28         5.26

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The table below presents the percentage change in the Morgan Stanley Capital International indices for each respective country, in U.S. dollar terms, as of September 30, 1996, for the period presented:

COUNTRY/REGION                                   3Q        YTD (TO 3Q)
--------------------------------------------  ---------  ---------------
Latin America...............................        1.0%         18.7%
Argentina...................................       (7.0)          6.7
Brazil......................................        2.8          32.0
Chile.......................................       (3.1)         (1.4)
Colombia....................................        6.3           9.4
Mexico......................................        1.9          17.8
Peru........................................        5.4          14.6
Venezuela...................................       23.8          93.7

ARGENTINA

The performance of the Argentine market was driven in large part by the departure of the respected Minister of Economy Domingo Cavallo and recurring concerns about the fiscal deficit. President Menem, who had fought publicly with Cavallo throughout his five-year tenure, finally decided the political costs of the minister's frequent public tirades were too high and asked him to resign. (The population was also looking for someone to take the hit for the high unemployment.) The man chosen to replace him, ex-central bank head Roque Fernandez, is a widely respected Chicago-trained economist who quickly endorsed the fiscal measures introduced by Cavallo. The markets traded down in the uncertainty surrounding the succession, and on the belief that tight fiscal measures would weaken an already fragile economic recovery. We are somewhat cautious but increased our exposure to YPF since it will benefit from higher oil prices.

BRAZIL

Uncharacteristically for Brazil, there was no major macroeconomic or political news and corporate earnings were within expectations. The Brazilian market is currently de-emphasizing the macro environment and focusing on deregulation, privatization and earnings growth at the industry level. Despite the strong appreciation, the market has not re-rated since last year.

This year's market performance has been driven by sector-specific earnings growth which outpaced expectations. In fact, on some measures (e.g. price times next year earnings) the market is cheaper now than it was at the same time last year.

The macro environment has been rather benign. Inflation has fallen to such an extent that the market is talking about a single digit number for 1997. The economy, if not roaring ahead, has recovered to reach its medium term potential (i.e. around 4% per year). Unemployment, though increasing due to productivity measures and to the less robust recovery, is not a major concern. The trade accounts, though worsening, are under control. Interest rates, though high, are continuing to fall. Structural reforms, though slow, are moving ahead.

We welcome the consolidation of the benign macro scenario, but are by no means lulled into a false sense of complacency. Chief concerns are a) a Cardoso stumble in his effort to change the constitution in order to run for a second presidential term, b) a marked deterioration in the trade accounts, c) a deterioration or non-improvement in the fiscal deficit, or d) a pick-up in inflation owing to heated economic activity. Despite these risks we feel that Brazil still offers the most exciting investment opportunties in the region. The Portfolio, within the Brazil allocations, is concentrated in electric and telecom utilities which should benefit from both increased earnings and privatization, and well managed companies in the consumer sector.

CHILE

The Chilean market performance was driven by continued concerns over tight monetary policy. The central bank has an ambitious inflation reducing stance and economic growth, while slowing, is still strong. More importantly, real wage growth has not slowed. Coupled with those factors, corporate earnings registered disappointing growth rates, bolstering the view that many industries in Chile are suffering from margin compression. While an anticipated decline in rates may cause us to increase our exposure to Chile, we will continue to be underweight the market until we see good earnings growth.

COLOMBIA

The Colombian market was able to record a strong performance for the third quarter despite its continued obsession with politics and the plight of President Samper. The United States government stepped up pressure for stricter anti-drug measures and rumors of potential economic sanctions increased the hesitation of major market players. The economy continued to show signs of weakness and consensus GDP growth estimates were revised down from 3.5% to 2.5% levels for 1996. The outlook for 1997 is slightly brighter as high local interest rate levels have begun to recede and several industries are expected to hit their cyclical lows during the second half of this year. We continue to be bullish on certain stocks in the financial and consumer sectors, which offer extremely good value and solid fundamentals.

MEXICO

The third quarter continued some of the same themes as earlier in the year. The economic recovery has been faster and stronger than expected. Holding the market back somewhat has been a series of political and business scandals and recent uncertainty about a revaluing peso. Year to date, domestic companies have clearly outperformed the more defensive export sector. The Portfolio is emphasizing interest rate sensitive banks, bottlers, and cement stocks. Current consensus estimates for GDP have risen from 2% earlier this year to 4% GDP growth for 1996, followed by 4.5% in 1997. Unemployment, inflation and interest rates have continued to fall. Furthermore, the Mexican government has returned to international capital markets and has raised $6.5 billion, refinancing outstanding debts at more attractive rates. 1997 will see increased political risk as elections are held for Congress, mayor of Mexico City, and several governorships. The market, however, continues to look attractive as domestically driven companies should continue to recover as wages stop declining and begin increasing in real terms.

PERU

The Peruvian market has rebounded as better macroeconomic data signals the end of the mini-recession that hit the country for a few months at the beginning of the year. Monthly GDP growth figures were above 4% for both June and July and inflation unexpectedly low for the last two months of the third quarter. We maintain a neutral stance in the market.

VENEZUELA

The Venezuelan market continued its impressive ascent this year as investors focus on the country following its return to free-market policies. Following an economic adjustment plan introduced in April, inflation has fallen from a monthly high of 12.6% to 3.6% in September, the currency stabilized and international reserves increased sharply. The Portfolio has increased its position in Venezuela, adding equities to its fixed income holdings looking for further appreciation linked to regulatory reform and the recovery of the domestic economy.

Overall the Portfolio benefited from its overweight positions in Brazil and Colombia and its underweight in Chile as well as good stock selection in Brazil and Mexico. We are sticking with similar strategies and expect continued good performance as long as global markets remain benign.

Robert L. Meyer
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                            VALUE
      SHARES                                                (000)
------------                                              ---------
COMMON STOCKS (69.8%)
  ARGENTINA (11.1%)
      20,518    Bansud 'B'                                $     185
      69,842    Banco del Suquia 'B'                            105
      28,865    Disco ADR                                       566
      23,520    Perez Companc 'B'                               149
      11,429    Quilmes Industrial S.A.                         110
      35,180    Siderar                                         104
      14,390    Siderar ADR                                     335
       3,223    Telecom Argentina ADR                           130
      22,223    Telefonica Argentina ADR                        553
      44,890    YPF ADR                                       1,027
                                                          ---------
                                                              3,264
                                                          ---------
  BRAZIL (18.2%)
         724    Cemig ADR                                        22
       1,042    Cemig ADR                                        31
  38,250,000    Copel                                           382
     779,000    Electropaulo 'B'                                 76
   3,501,000    Eletrobras                                      923
      29,075    Eletrobras ADR                                  389
     320,000    Light                                            99
     515,000    Lightpar                                         73
       2,150    Pao de Acucar GDR                                41
       6,853    Pao de Acucar GDR                               132
  18,078,000    Telebras                                      1,176
      23,940    Telebras ADR                                  1,879
     669,663    Telesp                                          113
                                                          ---------
                                                              5,336
                                                          ---------
  CHILE (2.2%)
      25,550    Santa Isabel ADR                                655
                                                          ---------
  COLOMBIA (5.9%)
   2,742,626    Banco de Colombia                             1,167
       4,160    Banco Ganadero ADR                               84
     123,125    Bavaria                                         465
                                                          ---------
                                                              1,716
                                                          ---------
  MEXICO (28.0%)
     173,922    Apasco                                          238
     147,130    Banacci 'B'                                     318
      78,246    Banacci 'L'                                     160
     224,560    Bancomer 'B'                                    110
      68,092    Bancomer 'B' ADR                                672
     168,530    Banorte 'B'                                     179
     141,460    Benevides 'B'                                   286
       2,470    Bufete CPO ADR                                   43


                                                            VALUE
      SHARES                                                (000)
------------                                              ---------
      79,598    Carso 'A1'                                $     370
      14,070    Carso ADR 'A1'                                  131
       9,580    Casa Autrey ADR                                 214
     165,500    Cemex CPO                                       619
      27,330    Cemex CPO ADR                                   207
      42,435    Cemex CPO 'B'                                   175
     171,360    Cifra 'B'                                       247
      12,110    Coca Cola Femsa ADR                             287
      13,800    Consorcio ARA ADR                               295
      10,420    Desc ADR                                        232
       4,360    Empresas ICA Sociedad Controladera S.A.
                 de C.V., ADR                                    66
     355,615    FEMSA 'B'                                     1,085
      83,550    Gruma 'B'                                       525
       6,850    Invecorp ADR                                      2
     284,230    Maseca 'B'                                      360
      26,200    Radio Centro ADR                                216
      34,510    Televisa GDR                                    996
      74,220    Sears Mexico 'B'                                196
                                                          ---------
                                                              8,229
                                                          ---------
  PERU (3.6%)
      14,435    Credicorp                                       274
      27,170    Telefonica del Peru ADR                         622
      69,960    Telefonica del Peru 'B'                         157
                                                          ---------
                                                              1,053
                                                          ---------
  VENEZUELA (0.8%)
       9,030    Banco Mercantile 'B'                             32
     211,200    Electricidad de Caracas                         210
                                                          ---------
                                                                242
                                                          ---------
TOTAL COMMON STOCKS (Cost $18,814)                           20,495
                                                          ---------
PREFERRED STOCKS (23.4%)
  BRAZIL (NON-VOTING STOCKS) (23.0%)
   1,072,698    Banco Bradesco                                  914
  11,847,000    Banco Nacional                                    1
   1,499,173    Brahma                                          932
   5,305,000    Casa Anglo                                      255
          37    Celesc GDS                                      317
   3,103,010    Cemig                                            93
     122,000    Coteminas                                        44
   9,461,000    CPFL                                            649
      30,129    CVRD                                            598
     424,000    Eletrobras 'B'                                  118
          62    Eletrobras ADR                                   86

                                                            VALUE
      SHARES                                                (000)
------------                                              ---------
  BRAZIL (NON-VOTING STOCKS) (CONTINUED)
   1,526,400    Itaubanco                                 $     633
     147,000    Itausa                                          115
  21,621,000    Lojas Renner                                  1,249
   2,538,000    Petrobras                                       298
   4,605,000    Telebras                                        362
   2,707,000    Unibanco                                         77
                                                          ---------
                                                              6,741
                                                          ---------
  COLOMBIA (0.4%)
     643,276    Banco Ganadero                                  131
                                                          ---------
TOTAL PREFERRED STOCKS (Cost $5,586)                          6,872
                                                          ---------

   NO. OF
   RIGHTS
------------
RIGHTS (0.0%)
  COLOMBIA (0.0%)
     379,560    Banco Ganadero (Cost $0)                         --
                                                          ---------
   NO. OF
   UNITS
------------
UNITS (2.8%)
  MEXICO (2.8%)
     107,520    Comerci                                         100
     640,510    Corvi                                           719
                                                          ---------
TOTAL UNITS (Cost $685)                                         819
                                                          ---------
    FACE
   AMOUNT
   (000)
------------
FIXED INCOME SECURITIES (2.8%)
  VENEZUELA (2.8%)
$      1,000    Republic of Venezuela Debt Conversion
                 Bond, Series DL, (Floating Rate),
                 6.625%, 12/18/07 (Cost $571)                   829
                                                          ---------
TOTAL FOREIGN SECURITIES (98.8%) (Cost $25,168)              29,015
                                                          ---------
SHORT-TERM INVESTMENT (1.0%)
  REPURCHASE AGREEMENT (1.0%)
         287    Chase Securities, Inc. 5.40%, dated
                 9/30/96, due 10/01/96, to be
                 repurchased at $287, collateralized by
                 $235 U.S. Treasury Bonds, 9.25%, due
                 2/15/16, valued at $290 (Cost $287)            287
                                                          ---------

   AMOUNT                                                   VALUE
   (000)                                                    (000)
------------                                              ---------
FOREIGN CURRENCY (0.4%)
   ARP     3    Argentine Peso                            $       3
   BRC    35    Brazilian Real                                   35
  COP 18,368    Colombian Peso                                   18
   MXP   384    Mexican Peso                                     51
  PSS     18    Peruvian Sol                                      7
                                                          ---------
TOTAL FOREIGN CURRENCY (Cost $114)                              114
                                                          ---------
TOTAL INVESTMENTS (100.2%) (Cost $25,569)                    29,416
                                                          ---------
OTHER ASSETS AND LIABILITIES (-0.2%)
 Other Assets                                                 1,661
 Liabilities                                                (1,722)
                                                          ---------
                                                                (61)
                                                          ---------
NET ASSETS (100%)                                           $29,355
                                                          ---------
                                                          ---------
CLASS A:
------------
  NET ASSETS                                                $28,325
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 2,193,234 outstanding $0.001 par
value shares (authorized 500,000,000 shares)                 $12.91
                                                          ---------
                                                          ---------
CLASS B:
------------
  NET ASSETS                                                 $1,030
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 79,917 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                   $12.89
                                                          ---------
                                                          ---------

------------------------------
ADR -- American Depositary Receipt
CPO -- Ordinary Participating Certificates (no voting rights)
GDR -- Global Depositary Receipt
GDS -- Global Depositary Shares
Floating Rate Securities -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1996.